                                                                EXHIBIT (10.1)


                          INCENTIVE STOCK OPTION PLAN
                                       OF
                         JONES MEDICAL INDUSTRIES, INC.


        JONES MEDICAL INDUSTRIES, INC. (the "Company") hereby adopts an Incentive Stock Option Plan as follows:

        1. Within twelve months after adoption of the Plan by the Board of Directors, the Plan shall be submitted to the stockholders of the Company for approval.

        2. The Plan shall be referred to as "The 1989 Incentive Stock Option Plan of Jones Medical Industries, Inc."

        3. The incentive stock option provided for in this Plan is for the benefit of and may be exercised only by employees of the Company, or its affiliates, as designated from time to time by appropriate resolutions of the Board of Directors, whose compensation is not required to be determined on the basis of the number of hours per week actually worked for purposes of either the minimum wage provisions or the overtime wage provisions of the Fair Labor Standards Act, as amended.

        4. The stock of the Company in respect of which the Plan is applicable shall be common stock as defined in the form of Agreement attached to this Plan.

        5. The maximum number of shares of common stock subject to the 1989 Incentive Stock Option Plan of Jones Medical Industries, Inc. is 350,000 shares.

        6. The option price shall not be less than the fair market value of the stock at the time the option is granted.

        7. Unless otherwise permitted by applicable provisions of the Internal Revenue Code, no employee shall be granted an incentive stock option pursuant to this Plan if such employee at the time owns 10% or more of the common stock of the Company, and the number of shares of stock subject to any incentive stock option will be limited to such number as when added to the shares of common stock of the Company then owned by such employee shall not cause such employee to become an owner of 10% or more of the outstanding common stock of the Company.

        8. Each incentive stock option granted pursuant to the provisions of this Plan shall not be transferable by the employee to whom such option is granted other than by will or the laws of descent and distribution and shall be exercisable, during the lifetime of such employee, only by such employee.

        9. The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (under this Plan and any other incentive stock option plan or plans of the Company or its affiliates) shall not exceed $100,000.

        10. Each incentive stock option granted pursuant to the provisions of this Plan shall be evidenced by the execution of an Agreement substantially in one of the forms attached hereto as Exhibit A-1 and A-2, with such modifications as may be reasonably determined by the President of the Company, signed on behalf of the Company and by the employee to whom such incentive stock option is granted.

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
        11. Each incentive stock option granted pursuant to the provisions of this Plan shall be subject to, and shall be construed so as to fully comply with all the applicable provisions of the Internal Revenue Code.

        12. Every incentive stock option granted pursuant to this Plan must be granted within ten (10) years after the adoption of this Plan, and every incentive stock option so granted shall be exercisable not more than ten (10) years after the date so granted.


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
                                  EXHIBIT A-1

                                   AGREEMENT

        THIS AGREEMENT, is made and entered into as of the ____ day of __________, 19__, by and between JONES MEDICAL INDUSTRIES, INC., a Delaware corporation, hereinafter called the "Company", and _____________, hereinafter called "Executive".

                              W I T N E S S E T H:

        WHEREAS, Executive has been, is, or is about to be employed by the Company, or one of its Affiliates, and

        WHEREAS, the Company and Executive desire that Executive have an incentive to increase and enhance the earnings of the Company during the period of Executive's employment by the Company (or one of its Affiliates), and

        WHEREAS, the parties desire that such incentive be in the form of an Incentive Stock Option ("Option") which may authorize Executive to acquire Common Stock of the Company pursuant to the provisions of this Agreement.

        NOW, THEREFORE, for and in consideration of the premises and the covenants herein contained, the parties agree as follows:

        1.1 "Adjusted Book Value" refers to the book value as reflected on the company's fiscal year end balance sheet as prepared by the Company's accountants in accordance with generally accepted accounting principles applied on a basis consistent with prior balance sheets of the Company as follows:

        (a) No value shall be included for any trademarks, trade names, patents or goodwill;

        (b) All life insurance owned by the Company shall be valued at the cash value thereof;

        (c) Cash received between the date hereof and the fiscal year end on which the purchase price of the Executive's stock is based as proceeds from life insurance shall be disregarded as an asset of the Company except for an amount thereof equal to the net cash value of the policy as of the day prior to the death of the respective insured;

        (d) Deferred compensation, if any, payable to employees pursuant to any contracts between the Company and such employees shall be treated as a liability of the Company whether or not any reserve for the payment of such deferred compensation has been created, accrued or funded; if any such deferred compensation contracts make reference to the number of years of service of the employees entitled thereto in order to measure the amount of such deferred compensation, then such measurement shall occur on the basis that all employees subject to such contracts terminated their employment with the Company as of th fiscal year end with reference to which the purchase price is determined and

        (e) The decision of Company's accountants as to the Adjusted Book Value of the Common Stock shall be final and binding on all parties.

        1.2 "Affiliate" refers to any corporation or other entity which directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

        1.3 "Common Stock" refers to capital stock of the Company, whether voting or non-voting, which participates without limit in the earnings and appreciation of the Company.

        1.4 "Option Price" per share refers to the fair market value per share of Common Stock subject to the Option at the time of the execution of this Agreement, as determined in good faith by the Board of Directors of the Company, and for purposes of this Agreement shall be $__________ per share.

        1.5 "Option Shares" refers to the number of shares of Common Stock which are subject to the option granted to Executive and for purposes of this Agreement shall be _______ shares of Common Stock.

        1.6 "Shareholders" refer to the stockholders from time to time of the Company other than Executive.

        1.7 "Term" of this Agreement refers to the period commencing on the date of this Agreement and ending on the earlier of (i) the date which is three
(3) months following Executive's Termination of Service, and (ii) the date which is six (6) years following the date of this Agreement.

        1.8 "Termination of Service" is the date as of which the employment of Executive by the Company and/or its Affiliates is discontinued because of the death, disability, discharge, retirement or resignation of Executive.

                                       2.

        2.1 The Company hereby grants Executive a non-assignable Option to purchase from it, on the terms and conditions following, all or any part of the Option Shares at a price per share equal to the Option Price per share.

        2.2     (a)     The Option may be exercised at various times of the Term
of this Agreement with respect to all or part of the Option Shares as follows:

                        (i) Twenty percent (20%) of the Option Shares may be purchased by Executive at any time after the one year period following the date of this Agreement.

                        (ii) Forty percent (40%) of the Option Shares (less any Option Shares previously purchased by Executive) may be purchased by Executive at any time after the two year period following the date of this Agreement;

                        (iii) Sixty percent (60%) of the Option Shares (less any Option Shares previously purchased by Executive) may be purchased by Executive at any time after the three year period following the date of this Agreement;

                        (iv) Eighty percent (80%) of the Option Shares (less any Option Shares previously purchased by Executive) may be purchased by Executive at any time after the four year period following the date of this Agreement;

                        (v) One hundred percent (100%) of the Option Shares (less any Option Shares previously purchased by Executive) may be purchased by Executive at any time after the five year period following the date of this Agreement;

provided, however, that any and all Option Shares purchased by Executive must be purchased on or before the expiration of the Term of this Agreement at which time the option granted hereunder shall lapse and terminate.

                (b) Notwithstanding the provisions of Section 2.2(a), Executive shall be entitled to exercise his Option with respect to the particular Option Shares to be purchased, only if Executive was an employee of the Company at all times during the period beginning with the granting of the Option and ending on the day three (3) months before the date of Executive's exercise of said Option.

        (c) The Option shall be exercised by written notice directed to the Company at its principal place of business, accompanied by check in payment of the Option Price for the number of shares specified and paid for. Within sixty
(60) days thereafter, share certificates evidencing the shares purchased by Executive shall be delivered to Executive, duly registered in Executive's name. The share certificate shall be delivered to Executive in the same manner in which notices are given to Executive.

        (d) It is the intention of the parties that the Option granted to Executive pursuant to this Agreement constitute and be an "incentive stock option" within the intent and meaning of the applicable provisions of the Internal Revenue Code and regulations properly promulgated thereunder, and all provisions of this Agreement shall be construed accordingly.

   2.3  Executive expressly represents, warrants and confirms that:

        (a) Executive has been informed and understands that the Common Stock of the Company subject to this Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any other securities laws, and that the Company has no present intention or obligation to so register the same;

        (b) In purchasing any shares of the Company's Common Stock pursuant to the provisions of this Agreement or otherwise howsoever, Executive is purchasing such stock solely for his own account, as an investment only and not with a view toward sale or distribution thereof or with any present intention of distributing or selling the same; and

                (c) Executive will not sell, assign, transfer, pledge or otherwise dispose of any of his Common Stock acquired hereunder, unless or until the same are registered under the Securities Act, or unless exemption from said registration is available and until the Company shall have received a written opinion of counsel to the Company that the disposition is in compliance with the requirements of the Securities Act.

                                       3.

        3.1 Subject to the provisions of Section 3.2 hereof, if the Company be involved in any stock dividend, stock split, combination, recapitalization or similar transaction involving its Common Stock after the date hereof and prior to exercise of the Option provided for in Section 2 hereof, then an equitable adjustment shall be made in either or both of (i) the Option Price per share, or (ii) the number of shares of Common Stock subject to Option, so that the relative position of Executive after such transaction will be equivalent to his relative position prior to such transaction.

        3.2 Nothing contained in this Agreement shall prevent the Company from issuing shares of Common Stock or shares of stock of any other class to any other person or entity and no adjustment shall be made to the number of Option Shares subject to this Agreement as a result of such issuance of additional shares of Common Stock by the Company.

                                       4.

        4.1 As part of the consideration for the Company entering into this Agreement, Executive agrees that for the period commencing on the date hereof and ending two (2) years following his Termination of Service, Executive will not, directly or indirectly, for his own account or benefit or for the account or benefit of any other person or party, engage or be interested in, as owner, partner, employee, director, officer, agent, shareholder, advisor, lender of funds or credit, or otherwise, any business or enterprise which competes with the business in which the Company or any of its then Affiliates is engaged at the time of Executive's Termination of Service.

        4.2 If Executive is in breach or default of the provisions of Section 4.1, then in addition to and not in lieu of all other remedies to which the Company may be entitled, as and for liquidated damages and not as a penalty and in respect of Common Stock.

              (a) Executive shall not be entitled to exercise the option provided for in this Agreement and said option shall lapse and terminate; and

              (b) If Executive owns Common Stock (whether acquired pursuant to this Agreement or otherwise howsoever), the Company shall be entitled to purchase the same from Executive and the price shall be the lower of (1) the Adjusted Book Value at the time the Company exercises its option, or (2) the Option Price; and

              (c) The sale and purchase of the Common Stock shall be closed within ninety (90) days after the Company becomes aware of Executive's breach of the provisions of Section 4.1. The time and place of closing shall be stated by the Company in a notice sent by the Company to Executive at least ten (10) days prior to the closing date designated by the Company in such notice. At the closing, the Company may pay the purchase price for the Common Stock, at the Company's option, in either of the two following ways:

                   (i)   The Company may pay the full purchase price in cash; or

                  (ii) The Company shall pay one-fifth (1/5th) of the purchase price in cash and pay the balance of the purchase price by executing and delivering to Executive its promissory note in the form attached hereto as Exhibit A dated as of the date of closing payable to Executive in four (4) equal consecutive annual installments of principal, with the first such installment being due one year after date, and with interest payable annually with each installment of principal at the rate of 8% per annum.

        At such time as the Company tenders payment of the purchase price for the Common Stock, the Company shall be deemed to have full title to the Common Stock and may cancel the shares of said Common Stock on its books; and Executive shall do all acts and execute all receipts, assignments and other documents that the Company may reasonably request in order to evidence the fact that full title to the Common Stock is vested in the Company. The right and obligation to purchase the Common Stock may be assigned by the Company, however, such assignment shall not relieve the Company of its liability to Executive to purchase said stock pursuant to the terms hereof.

        4.3 Nothing contained in this Section 4 shall be deemed to prohibit Executive from owning as an investment not more than two percent (2%) of the outstanding stock or other ownership interests of any business or enterprise which competes with the business in which the Company is engaged, if such stock or other ownership interests are publicly traded.

                                       5.

        Nothing in this Agreement shall be construed to be evidence of any agreement, contract or understanding, express or implied, that the Company (or any of its Affiliates) will employ Executive in any particular capacity or at any particular rate of compensation or for any particular period of time or that Executive agrees to be employed or remain in the employ of the

Company (or any of its Affiliates) in any particular capacity or at any particular rate of compensation or for any particular period of time.

                                      6.


        The Option granted hereunder is not transferable by Executive other than by will or the laws of descent and distribution, and is exercisable, during Executive's lifetime, only by Executive.

                                      7.


        7.1 Subject to the provisions of Section 6 hereof, this Agreement is binding on and shall inure to the benefit of the parties hereto and their respective voluntary and involuntary successors, assigns, heirs, executors, administrators and personal representatives.

        7.2 Any notice provided for in this Agreement shall be in writing and shall be given by mailing the same by certified mail, postage prepaid, return receipt requested, addressed to the party to whom given at the respective address set forth below the party's signature hereto. Notices shall be deemed given as of the date mailed. Either party may change its address for notices hereunder by giving notice to the other as herein set forth.

        7.3 Any Common Stock purchased by Executive pursuant to the terms of this Agreement shall contain a legend to the effect that such stock is subject to the terms of this Agreement and to all other applicable transfer restrictions.

        7.4 This Agreement constitutes the entire understanding of Executive and the Company in respect of the subject matter hereof and may not be modified or amended except by an instrument in writing executed by Executive and the Company.

        7.5 This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

        7.6 As used herein, singular and plural nouns and pronouns shall mean the singular or plural and the masculine, feminine or neuter genders as permitted by the context in which and such words are used.

        IN WITNESS WHEREOF, this Agreement is executed in several counterparts as of the day and year first above written.

EXECUTIVE:                                      COMPANY:

                                                JONES MEDICAL INDUSTRIES, INC.

--------------------------------------          By
                                                  ------------------------------
                                                       Duly Authorized

--------------------------------------          11710 Lackland Industrial Dr.
--------------------------------------          St. Louis, Missouri 63146
--------------------------------------          Attention:  President

                                  EXHIBIT A

                                     NOTE

                                        ________________(2)_____________________
                                        ___________(3)____________,19__(3)______

        FOR VALUE RECEIVED, the undersigned, JONES MEDICAL INDUSTRIES, INC., a corporation ("Company"), promises to pay _____________________________________
_________(1)_______ Dollars ($_____(1)_______) to ("Payee"), payable in four
(4) equal annual installments, the first such annual installment being due and payable one year after date, and each subsequent installment becoming due and payable on each anniversary of this Note thereafter, together with simple interest on the from time-to-time outstanding principal balance, payable with each principal installment, at the rate of eight percent (8%) per annum.

        This Note shall, at the option of the holder, become immediately due and payable if default be made in the punctual payment of principal or interest due hereon if such default continues for ten (10) days after written notice of such default is received by the Company from the holder. If this Note is then not paid and is placed in the hands of an attorney for collection, the Company will pay the cost of collecting this Note, including an attorney's fee of fifteen percent (15%) of the principal and interest thereof remaining unpaid, and simple interest after maturity shall be at a rate per annum equal to one hundred fifty percent (150%) of the simple interest rate per annum prior to maturity.

        The Company reserves the right to prepay this Note, in whole or in part, on any installment due date without premium or penalty, all such prepayments to apply to the installments next due.

        The Company, for itself, its successors and assigns, covenants and agrees, and the Payee, by the acceptance hereof, likewise covenants and agrees that the payment of the principal of and the interest on this Note is hereby expressly subordinated in right of payment to the payment of any and all indebtedness of the Company for funds borrowed from banks, trust companies, insurance companies, finance companies and other lenders, whether existing at the time of the execution of this Note or which may be incurred by the Company after the execution of this Note, hereinafter sometimes called "Loans", as follows:

                (a) On the maturity of any Loans by lapse of time, acceleration or otherwise, the principal of and the interest due thereon shall first be paid in full before any payment is made thereafter on account of the principal of or interest on this Note.

                (b) On the happening of any default with respect to any Loans, then unless and until such defaults have ceased to exist, no payment shall be made by the Company with respect to the principal of or interest on this Note without the written consent of the holders of such Loans, and in the event that the Company shall make any payment without such written consent, such payment shall be deemed to be held in trust for the benefit of and shall be paid over, to the extent necessary, to the then holders of such Loans on account of the amounts then due and owing them.

                (c) In the event of any receivership, insolvency, assignment for the benefit of creditors, bankruptcy, dissolution, liquidation, reorganization or other similar proceedings relative to the Company or its creditors or its property, then in such event the indebtedness represented by this Note shall be subordinated to all Loans.


        All payments under this Note are subject to set-off by the Company in respect of any amounts due or which become due Company or any of Company's wholly-owned subsidiaries or majority-owned subsidiaries from Payee or the holder hereof on account of any debts, claims or other matters now existing or hereafter arising.

        This Note is issued in payment of amounts due Payee pursuant to a certain Agreement dated the _____ day of ________, 19 ___ (a copy of which is on file with the Company), and payment hereunder is subject to the provisions of said Agreement.

        All notice, other than the ten day notice hereinbefore provided, protest and dishonor are hereby waived.





                                                 JONES MEDICAL INDUSTRIES, INC.


                                                 By ___________________________
                                                       Its:




Payable at ______________(2)________________

                                  EXHIBIT A-2

                                   AGREEMENT

        THIS AGREEMENT, is made and entered into as of the _____ day of __________, 19__, by and between JONES MEDICAL INDUSTRIES, INC., a Delaware corporation, hereinafter called the "Company", and ____________________, hereinafter called "Employee",

                              W I T N E S S E T H:

        WHEREAS, Employee has been, is, or is about to be employed by the Company, or one of its Affiliates, and

        WHEREAS, the Company and Employee desire that Employee have an incentive to increase and enhance the earnings of the Company during the period of Employee's employment by the Company (or one of its Affiliates), and

        WHEREAS, the parties desire that such incentive be in the form of an Incentive Stock Option ("Option") which may authorize Employee to acquire Common Stock of the Company pursuant to the provisions of this Agreement,

        NOW, THEREFORE, for and in consideration of the premises and the covenants herein contained, the parties agree as follows:

                                       1.

        1.1 "Affiliate" refers to any corporation or other entity which directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

        1.2 "Common Stock" refers to capital stock of the Company, whether voting or non-voting, which participates without limit in the earnings and appreciation of the Company.

        1.3 "Option Price" per share refers to the fair market value per share of Common Stock subject to the Option at the time of the execution of this Agreement, as determined in good faith by the Board of Directors of the Company, and for purposes of this Agreement shall be $_______ per share.

        1.4 "Option Shares" refers to the number of shares of Common Stock which are subject to the option granted to Employee and for purposes of this Agreement shall be ______ shares of Common Stock.

        1.5 "Shareholders" refer to the stockholders from time to time of the Company other than Employee.

        1.6 "Term" of this Agreement refers to the period commencing on the date of this Agreement and ending on the earlier of (i) the date which is three
(3) months following Employee's Termination of Service, and (ii) the date which is six (6) years following the date of this Agreement.

        1.7 "Termination of Service" is the date as of which the employment of Employee by the Company and/or its Affiliates is discontinued because of the death, disability, discharge, retirement or resignation of Employee.

                                       2.


        2.1 The Company hereby grants Employee a non-assignable Option to purchase from it, on the terms and conditions following, all or any part of the Option Shares at a price per share equal to the Option Price per share.

        2.2     (a)     The Option may be exercised at various times of the
Term of this Agreement with respect to all or part of the Option Shares as follows:

                        (i) Twenty percent (20%) of the Option Shares may be purchased by Employee at any time after the one year period following the date of this Agreement;


                        (ii) Forty percent (40%) of the option Shares (less any Option Shares previously purchased by Employee) may be purchased by Employee at any time after the two year period following the date of this Agreement;

                        (iii) Sixty percent (60%) of the Option Shares (less any Option Shares previously purchased by Employee) may be purchased by Employee at any time after the three year period following the date of this Agreement;

                        (iv) Eighty percent (80%) of the Option Shares (less any option Shares previously purchased by Employee) may be purchased by Employee at any time after the four year period following the date of this Agreement;

                        (v) One hundred percent (100%) of the Option Shares (less any option Shares previously purchased by Employee) may be purchased by Employee at any time after the five year period following the date of this Agreement;

provided, however, that any and all Option Shares purchased by Employee must be purchased on or before the expiration of the Term of this Agreement at which time the option granted hereunder shall lapse and terminate.

        (b) Notwithstanding the provisions of Section 2.2(a), Employee shall be entitled to exercise his Option with respect to the particular Option Shares to be purchased, only if Employee was an employee of the Company at all times during the period beginning with the granting of the Option and ending on the day three (3) months before the date of Employee's exercise of said Option.

                (c) The Option shall be exercised by written notice directed to the Company at its principal place of business, accompanied by check in payment of the Option Price for the number of shares specified and paid for. Within sixty (60) days thereafter, share certificates evidencing the shares purchased by Employee shall be delivered to Employee, duly registered in Employee's name. The share certificate shall be delivered to Employee in the same manner in which notices are given to Employee.

                (d) It is the intention of the parties that the Option granted to Employee pursuant to this Agreement constitute and be an "incentive stock option" within the intent and meaning of the applicable provisions of the Internal Revenue Code and regulations properly promulgated thereunder, and all provisions of this Agreement shall be construed accordingly.

        2.3  Employee expressly represents, warrants and confirms that:

                (a) Employee has been informed and understands that the Common Stock of the Company subject to this Option has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under any other securities laws, and that the Company has no present intention or obligation to so register the same;

                (b) In purchasing any shares of the Company's Common Stock pursuant to the provisions of this Agreement or otherwise howsoever, Employee is purchasing such stock solely for his own account, as an investment only and not with a view toward sale or distribution thereof or with any present intention of distributing or selling the same; and

                (c) Employee will not sell, assign, transfer, pledge or otherwise dispose of any of his Common Stock acquired hereunder, unless or until the same are registered under the Securities Act, or unless exemption from said registration is available and until the Company shall have received a written opinion of counsel to the Company that the disposition is in compliance with the requirements of the Securities Act.

                                       3.

        3.1 Subject to the provisions of Section 3.2 hereof, if the Company be involved in any stock dividend, stock split, combination, recapitalization or similar transaction involving its Common Stock after the date hereof and prior to exercise of the Option provided for in Section 2 hereof, then an equitable adjustment shall be made in either or both of (i) the Option Price per share, or
(ii) the number of shares of Common Stock subject to Option, so that the relative position of Employee after such transaction will be equivalent to his relative position prior to such transaction.

        3.2 Nothing contained in this Agreement shall prevent the Company from issuing shares of Common Stock or shares of stock of any other class to any other person or entity and no adjustment shall be made to the number of Option Shares subject to this Agreement as a result of such issuance of additional shares of Common Stock by the Company.

                                       4.

        Nothing in this Agreement shall be construed to be evidence of any agreement, contract or understanding, express or implied, that the Company (or any of its Affiliates) will employ Employee in any particular capacity or at any particular rate of compensation or for any particular period of time or that Employee agrees to be employed or remain in the employ of the

Company (or any of its Affiliates) in any particular capacity or at any particular rate of compensation or for any particular period of time.

                                       5.

        The Option granted hereunder is not transferable by Employee other than by will or the laws of descent and distribution, and is exercisable, during Employee's lifetime, only by Employee.

                                       6.

        6.1 Subject to the provisions of Section 5 hereof, this Agreement is binding on and shall inure to the benefit of the parties hereto and their respective voluntary and involuntary successors, assigns, heirs, executors, administrators and personal representatives.

        6.2 Any notice provided for in this Agreement shall be in writing and shall be given by mailing the same by certified mail, postage prepaid, return receipt requested, addressed to the party to whom given at the respective address set forth below the party's signature hereto. Notices shall be deemed given as of the date mailed. Either party may change its address for notices hereunder by giving notice to the other as herein set forth.

        6.3 Any Common Stock purchased by Employee pursuant to the terms of this Agreement shall contain a legend to the effect that such stock is subject to the terms of this Agreement and to all other applicable transfer restrictions.

        6.4 This Agreement constitutes the entire understanding of Employee and the Company in respect of the subject matter hereof and may not be modified or amended except by an instrument in writing executed by Employee and the Company.

        6.5 This Agreement may be executed in several couterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

        6.6 As used herein, singular and plural nouns and pronouns shall mean the singular or plural and the masculine, feminine or neuter genders as permitted by the context in which any such words are used.

        IN WITNESS WHEREOF, this Agreement is executed in several counterparts as of the day and year first above written.

Employee:                               COMPANY:

                                        JONES MEDICAL INDUSTRIES, INC.


-------------------------------         ----------------------------------------
                                                 Duly Authorized
                                                 11710 Lackland Industrial Dr.
                                                 St. Louis, Missouri 63146
                                                 Attention:  President




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